                                                                   Exhibit 3.122

CT CORPORATION SYSTEM
                                                   ------------------------
Jan Brewer                                          Secretary of State Use:
Secretary of State                                    Secretary of State
Limited Partnerships                                 2003 APR-9 PM 2:12
1700 West Washington 7th  Fl                               FILED
Phoenix, Arizona 85007                             ------------------------

Make Check Payable to:
Secretary of State
Fee: $10.00
Plus $3.00 per page
SUBMIT IN DUPLICATE with a self-addressed, stamped envelope.

        All correspondence regarding this filing will be sent to the principal address of the partnership.

            LIMITED PARTNERSHIP AMENDMENT TO CERTIFICATE; RESTATEMENT
                                A.R.S. ss.29-309

Edmunds -Toll Limited Partnership                                                          20133140
-------------------------------------------------------------------------------------------------------------------
Name of the Limited Partnership                                                      Secretary of State file number

Date the Certificate of Limited Partnership was filed: July 28, 1995_______________________________________________

The amendment to the Certificate of Limited Partnership is as follows:

The name of the limited partnership is Toll Brothers AZ Limited Partnership________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

The admission of a new general partner:

___________________________________________________________________________________________________________________
Name                                                          Address

___________________________________________________________________________________________________________________
Signature                                                     Printed name

The withdrawal of a general partner:

___________________________________________________________________________________________________________________
Name of general partner to be removed

___________________________________________________________________________________________________________________
Name of agent for service of process                                                    Phone Number

___________________________________________________________________________________________________________________
Arizona address of agent (PO Box or C/O are unacceptable)                City           State        Zip

A restated certificate of limited partnership shall be specifically designated in its heading and shall state, either in the heading or in an introductory paragraph, the limited partnership's present name, and, if it has been changed, all of its former names and the date of filing of its original certificate of limited partnership.

            Kenneth J. Gary                     Kenneth J.Gary, Sr. VP of Toll AZ GP Corp.
------------------------------------------------------------------------------------------
Signature of at least one general partner                   Printed name

KENNETH J. GARY                                      DIRECT DIAL: (215) 938-8006
SENIOR VICE PRESIDENT AND GENERAL COUNSEL            FACSIMILE: (215) 938-8255


March 29, 2004

Arizona Secretary of State
1700 W. Washington
7th Floor
Phoenix, AZ 85007

   RE: Edmunds- Toll Construction Company & Edmunds-Toll Limited Partnership


Dear Sir or Madam:

Edmunds-Toll Construction Company, now known as Toll Brothers AZ Construction Company, is an affiliate of Edmunds-Toll Limited Partnership, which is amending its name to Toll Brothers AZ Limited Partnership.

If you have any questions, please do not hesitate to contact me.

Sincerely,


Kenneth J. Gary
--------------------------
Kenneth J. Gary
Senior Vice President and
General Counsel


                                      -3-